Exhibit 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby  consent  to  the  incorporation  by  reference  in this  Registration
Statement on Form S-8 of our report dated January 28, 2000 relating to the financial statements and financial statement schedule of TBC Corporation, which appears in TBC Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

                                                /s/ PricewaterhouseCoopers LLP


Memphis, TN
October 26, 2000


















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